SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

DWS Equity 500 Index VIP

The following information is added to the disclosure relating to the fund under the “Management Fee” sub-heading of the “WHO MANAGES AND OVERSEES THE FUND” section of the fund’s prospectuses:

Effective October 1, 2022, DWS Equity 500 Index VIP pays the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.150% on the first $1 billion of the fund’s average daily net assets, 0.125% on the next $1 billion of the fund’s average daily net assets and 0.100% of the fund’s average daily net assets thereafter. Prior to October 1, 2022, the fund paid the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.200% on the first $1 billion of the fund’s average daily net assets, 0.175% on the next $1 billion of the fund’s average daily net assets and 0.150% of the fund’s average daily net assets thereafter.

Please Retain This Supplement for Future Reference.

September 26, 2022
PROSTKR22-81